Exhibit 10.49

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Extension of Maturity Date of Convertible Debenture [and related Warrants] although the Company has entered into various such Extension of Maturity Date of Convertible Debenture [and related Warrants] that are substantially identical in all material respects except as to the parties thereto and certain other details. The Schedule that follows the form of Extension of Maturity Date of Convertible Debenture [and related Warrants] identifies each Extension of Maturity Date of Convertible Debenture [and related Warrants] that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Extension of Maturity Date of Convertible Debenture [and related Warrants] that is being filed, and sets forth the material details in which the each omitted Extension of Maturity Date of Convertible Debenture [and related Warrants] differ from the form of Extension of Maturity Date of Convertible Debenture [and related Warrants] that is being filed.

EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

This Extension of Maturity Date of Convertible Debenture (“Extension”) is by and between the individual or entity named on an executed counterpart of the signature page hereto (each such signatory is referred to as “Holder”) and OmniComm Systems, Inc., a Delaware corporation (“Maker”) and is entered into as of the day the last Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to each Holder that certain     % Convertible Debenture Series ( ) of the Maker (“Convertible Debenture”) dated            in the aggregate to Holder in the principal of $               .

WHEREAS, the Maturity Date of the Convertible Debentures, as that term is defined in the Convertible Debenture, is                , and all principal and interest due thereunder remain unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date.

WHEREAS, each holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Convertible Debenture.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, each Holder and the Maker hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	Extension of Maturity Date. The Maturity Date is hereby extended to .

3.	No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Convertible Debenture remain in full force and effect.

4.

Warrants Extension. Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the Convertible Debenture on ______________, which were originally expected to expire on                 . The new expiration date is                 .

IN WITNESS WHEREOF, this Extension of Maturity Date of Convertible Debenture is executed as of the day and date the last Holder executes a copy of this Extension.

OmniComm Systems, Inc. By: ____________________ (name) (title)

[HOLDERS SIGNATURE PAGE FOLLOWS]

[EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Convertible Debenture and Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

_________________________________

Printed Name of Holder

By: _________________________________
(Signature of Holder or Authorized Person)

_____________________________________
Printed Name and Title if Authorized Person

_____________________________________
Date

SCHEDULE OF SUBSTANTIALLY IDENTICAL

EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE [AND RELATED WARRANTS]

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Extension of Maturity Date of Convertible Debenture [and related Warrants] although the Company has entered into various such Extension of Maturity Date of Convertible Debenture [and related Warrants] that are substantially identical in all material respects except as to the parties thereto and certain other details. The following schedule identifies each Extension of Maturity Date of Convertible Debenture [and related Warrants] that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Extension of Maturity Date of Convertible Debenture [and related Warrants] that is being filed, and sets forth the material details in which each omitted Extension of Maturity Date of Convertible Debenture [and related Warrants] differ from the form of Extension of Maturity Date of Convertible Debenture [and related Warrants] that is being filed.

Date of Agreement	Name of Holder	Amount	Series of Convertible Debentures and Warrants (2)	Maturity Date and Expiration of Warrants	Amount Outstanding at June 30, 2017
June 30, 2016 (1)	Cornelis F. Wit	$4,055,000 and 8,110,000 warrants	December 2008	Changed from April 1, 2017 to April 1, 2020	$4,055,000 and 8,110,000 warrants
June 30, 2016 (1)	Cornelis F. Wit	$1,770,000 and 3,540,000 warrants	August 2008	Changed from April 1, 2017 to April 1, 2020	$1,770,000 and 3,540,000 warrants
June 30, 2016 (1)	Guus van Kesteren	$160,000 and 320,000 warrants	December 2008	Changed from April 1, 2017 to April 1, 2018	$-0- and 320,000 warrants
June 30, 2016 (1)	Noesis International Holdings	$100,000 and 200,000 warrants	December 2008	Changed from April 1, 2017 to April 1, 2020	$100,000 and 200,000 warrants
June 30, 2016 (1)	Ad Klinkenberg	$400,000 and 1,600,000 warrants	September 2009	Changed from April 1, 2017 to April 1, 2020	$400,000 and 1,600,000 warrants
June 30, 2016 (1)	Yolanda Dekker	$225,000 and 900,000 warrants	September 2009	Changed from April 1, 2017 to April 1, 2020	$225,000 and 900,000 warrants
June 30, 2017 (1)	Fernando Montero Incentive Savings Trust	$200,000 and 400,000 warrants	December 2008	Changed from April 1, 2018 to April 1, 2021	$200,000 and 400,000 warrants
June 30, 2017 (1)	Guus van Kesteren	$150,000 and 300,000 warrants	August 2008	Changed from April 1, 2018 to April 1, 2019	$150,000 and 300,000 warrants

(1)

This Extension of Maturity Date of Convertible Debenture [and related Warrants] supersedes and replaces a prior Extension of Maturity Date of Convertible Debenture [and related Warrants] to the holder, extends the maturity date of the Convertible Debenture and the expiration date of the Warrants of the prior Extension of Maturity Date of Convertible Debenture [and related Warrants].

(2)	The form of Debenture and form of Warrant for each series is filed as an exhibit with the Company’s most recent Annual Report on Form 10-K.